Exhibit 10.23

December 20, 2004

Johnstown America Corporation

17 Johns Street

Johnstown, PA 15907

Attention: Glen T. Karan

Re:	Credit Agreement (the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning set forth under the Credit Agreement) dated as of October 17, 2003 between JOHNSTOWN AMERICA CORPORATION, a Delaware corporation (“JAC”), FREIGHT CAR SERVICES, INC., a Delaware corporation (“FCS”), JAC OPERATIONS, INC., a Delaware corporation (“JAC Operations”), and JAIX LEASING COMPANY, a Delaware corporation (“JAIX”) (JAC, FCS, JAC Operations and JAIX are sometimes collectively referred to herein as the “Borrowers” and each individually as a “Borrower”), the Credit Parties signatory thereto and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as Lender, and as Agent.

Ladies and Gentlemen,

Borrowers have failed to (i) achieve minimum EBITDA for the Covenant Computation Dates ending June 30, 2004 and September 30, 2004 of at least $8,500,000 or less; (ii) maintain the Interest Coverage Ratio for the Covenant Computation Dates ending March 31, 2004, June 30, 2004, and September 30, 2004 of not less than 3.75 to 1.00; (iii) maintain the Fixed Charge Coverage Ratio for the Covenant Computation Dates ending March 31, 2004, June 30, 2004, and September 30, 2004 of not less than 1.15 to 1.00 and (iv) maintain the Leverage Ratio for the Covenant Computation Dates ending September 30, 2004 of not more than 2.75 to 1.00; and these failures constitute Events of Default under the Credit Agreement (the “Designated Defaults”).

In addition, Borrowers have informed Agent they will not (i) achieve minimum EBITDA for the Covenant Computation Dates ending December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 of at least $8,500,000 or less; (ii) maintain the Interest Coverage Ratio for the Covenant Computation Dates ending December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 of not less than 3.75 to 1.00; (iii) maintain the Fixed Charge Coverage Ratio for the Covenant Computation Date ending December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 of not less than 1.15 to 1.00 and (iv) maintain the Leverage Ratio for the Covenant Computation Dates ending December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 of not more than 2.75 to 1.00; and these failures will constitute Events of Default under the Credit Agreement (the “Additional Defaults”). Borrowers have requested Agent and the Lenders waive the Designated Defaults and the Additional Defaults.

Johnstown America Corporation

December 20, 2004

In consideration of the waivers requested by Borrowers herein, Borrowers agree to pay a waiver fee equal to $                     and upon receipt of such funds, Agent and the Lenders, by their signatures below hereby waive the Designated Defaults and the Additional Defaults.

Agent shall not, by execution of this letter, be deemed to have waived its rights under any circumstances in connection with any Default or Event of Default now or hereafter existing to the extent the same arises out of the cross default provisions set forth in Sections 8.1(e) or (o) of the Credit Agreement.

Borrowers agree, by their signatures below, (a) there shall be no amendment after the date hereof to the Revolving Credit Agreement or any of the Revolving Credit Loan Documents without Agent’s prior written consent; (b) there shall be no amendment after the date hereof to the Subordination Agreement or the Subordinated Notes Agreement without Agent’s prior written consent; and (c) for purposes of interpretation this letter shall constitute a Loan Document as such term is defined in the Credit Agreement.

The waivers set forth in this letter shall be effective only with respect to the specific circumstances referenced above in connection with the Designated Defaults and the Additional Defaults. In no event shall these waivers be construed to be a waiver of (a) enforcement of the Agent’s rights with respect to any Event(s) of Default now existing or hereafter arising (except as specifically set forth herein) or (b) Borrower’s compliance (except as specifically set forth herein) with the (i) covenants or other provisions of the Credit Agreement referenced above or (ii) any other covenants or provisions thereof or of any other Loan Document.

Nothing contained in this letter nor any communications between Agent and Borrowers shall be a waiver of any rights or remedies the Agent or any of the Lenders have or may have against the Borrowers or the Guarantors, except as specifically provided herein. The Agent and the Lenders hereby preserve and reserve all of their rights and remedies against Borrowers and Guarantors under the Credit Agreement, the Loan Documents and applicable law except as specifically set forth herein.

Very truly yours,

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ T.J. Williams
T.J. Williams
Authorized Signatory

Johnstown America Corporation

December 20, 2004

ACKNOWLEDGED AND AGREED:

BORROWERS:

JOHNSTOWN AMERICA CORPORATION

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

FREIGHT CAR SERVICES, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAIX LEASING COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAC OPERATIONS, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

CREDIT PARTIES AND GUARANTORS:

FREIGHTCAR AMREICA, INC., formerly known as JAC HOLDINGS INTERNATIONAL, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

Johnstown America Corporation

December 20, 2004

JAC INTERMEDCO, INC.

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

JAC PATENT COMPANY

By:	/s/ Kevin P. Bagby
Name:	Kevin P. Bagby
Title:

4